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                                 EXHIBIT 10.11
                                 -------------

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is entered into and effective as of the 11th day of May, 1998, by and between Community Trust Financial Services Corporation, a Georgia corporation (the "Company"), and The Bankers Bank (the "Escrow Agent").


                                  WITNESSETH:
                                  ----------

     WHEREAS, the Company intends to offer for sale a minimum of 176,471 to a maximum of 294,118 shares of its $2.50 par value common stock (the "Shares") at a price of $17.00 per share (such offering is hereinafter referred to as the "Offering"); and

     WHEREAS, the Company has filed with the Securities and Exchange Commission a registration statement on Form S-2, including a form of Prospectus therein (the "Prospectus") to register the Shares under the Securities Act of 1933, as amended; and

     WHEREAS, following the effective date of the registration statement, the Offering will be made by the Prospectus substantially in the form included in the effective registration statement; and

     WHEREAS, the Company intends to enter into stock subscription agreements substantially in the form attached hereto as Schedule 1 (hereinafter referred to as the "Subscription Agreements") with prospective shareholders of the Company (hereinafter referred to as "Subscribers"); and

     WHEREAS, pursuant to the terms of the Offering as described in the Prospectus, provision must be made to deposit with the Escrow Agent all proceeds received for the initial 176,471 Shares for which subscriptions are received and accepted by the Company in the Offering; and

     WHEREAS, under the terms of the Subscription Agreements and the Prospectus, the Escrow Agent will (i) release to the Company the liquidated value of funds paid to it by the Subscribers, including net income earned thereon, if on or before midnight, Hiram, Georgia time on August 14, 1998 (the "Expiration Date"), the Company has accepted subscriptions and payment in full for an aggregate of at least 176,471 Shares or (ii) return the liquidated value of all subscription funds, pursuant to the terms of the Prospectus and Subscription Agreement, together with any interest earned on such funds to all Subscribers if the above-referenced condition is not satisfied; provided, however, that Escrow Agent will not be responsible for returning to Subscribers subscription funds unless and until the Company deposits such funds with the Escrow Agent and provides the Escrow Agent with a copy of the Subscription Agreement for each such Subscriber; and

     WHEREAS, the Escrow Agent is agreeable to serving as escrow agent upon the terms and conditions stated herein;
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     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the undersigned hereby agree as follows:

     1. Agreement to Become Escrow Agent.  Escrow Agent agrees to accept funds
        --------------------------------
        from the Company on behalf of the Subscribers for the initial 176,471 Shares for which subscriptions are received and accepted by the Company in the Offering. The Company shall mail by overnight mail, or deliver by hand delivery, to the Escrow Agent subscription funds to be deposited into the escrow account, together with copies of the signed Subscription Agreements covering such funds, within three business days following receipt and acceptance of such subscriptions. All funds delivered to the Escrow Agent by the Company shall be for accepted subscriptions; provided, however, the Company shall have the right to cancel all or part of any such accepted subscriptions at any time and for any reason prior to the time the funds are released from the escrow account in which case Escrow Agent shall refund all or part, as the case may be, of the liquidated value of such subscription funds, together with the net interest earned on such funds, to the Subscriber. Subject to the preceding sentence, Escrow Agent further agrees to hold said funds until the earlier of:

               (a) receipt of written confirmation from the Company that the Offering has been terminated prior to the satisfaction of all required conditions to the release of the escrowed funds to the Company ("Notice of Termination"); or

               (b) receipt of written confirmation from the Company that the Company has received fully paid subscriptions for a minimum of 176,471 Shares (the "Company's Confirmation Letter"); or

               (c) ten days following the Expiration Date.

     2. Release of Subscription Funds to Subscribers.  If the Escrow Agent
        --------------------------------------------
        receives a Notice of Termination or if the Escrow Agent does not receive the Company's Confirmation Letter within ten days following the Expiration Date, the Escrow Agent shall promptly refund to each Subscriber, by bank check of the Escrow Agent drawn on the escrow account, the liquidated value of his pro rata share of the subscription amount paid by each such Subscriber plus his pro rata share of any income thereon (computed in accordance with paragraph 5 hereof), less,
                                                                         ----
        with respect to such income thereon, any portion required by law to be withheld (the "Subscriber's Share"). Accordingly, Escrow Agent agrees to be responsible for backup withholding under the Internal Revenue Code. Notwithstanding anything stated herein to the contrary, however, the Escrow Agent will not be responsible for refunding any subscription funds to Subscribers unless and until the Company deposits with the Escrow Agent such subscription proceeds together with a copy of the signed Subscription Agreements relating thereto. In the event Escrow Agent is required to refund subscription proceeds to Subscribers, Escrow Agent shall deliver such funds to the person or entity executing the Subscription Agreement as Investor, unless different
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        instructions are clearly indicated in the Subscription Agreement.

     3. Release of Escrow Funds to the Company.  At such time as the Escrow
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        Agent receives the Company's Confirmation Letter on or before the tenth day following the Expiration Date, Escrow Agent agrees to pay to the Company the liquidated value of the subscription proceeds delivered to the Escrow Agent for deposit in the Escrow Account, including net income earned thereon, in accordance with written instructions to be received from the Company.

     4. Method of Payment to Subscribers.  In the event the Escrow Agent is to
        --------------------------------
        make refunds to the Subscribers as described in paragraph 2 above, Escrow Agent will promptly make such refunds to such Subscribers as soon as practicable. If the Escrow Agent is required to refund the subscription proceeds to the Subscribers pursuant to this Agreement, the Escrow Agent shall deliver all such refunds to each such Subscriber by regular mail addressed to the business or home address set forth on the signed Subscription Agreement between the Company and such Subscriber.

     5. Distribution of Net Earnings on Subscription Funds.  Whenever income on
        --------------------------------------------------
        the subscription funds is required to be disbursed to one or more Subscribers as described in paragraph 2 above, a Subscriber's allocated share of such income shall be calculated as follows:

               (a) A Subscriber's allocated share of any income on the subscription proceeds shall be determined separately for each share subscribed for and accepted by the Company (each such share is referred to herein as a "Unit"). Each Subscriber shall be credited with one allocation point for each day elapsed between the date the Company accepted the subscription for such share and the first date the income is distributed to the Subscribers in accordance with this Agreement. If a Subscriber subscribes for more than one Unit, such Subscriber's total allocation points for the purposes of the allocation of earnings on the investments in the escrow account shall be the sum of the allocation points for all Units subscribed for by such Subscriber. The total allocation points of each such Subscriber shall hereinafter be referred to as such Subscriber's "Subscriber Allocation Points."

               (b) The Subscriber Allocation Points of each Subscriber shall be added to the Subscriber Allocation Points of all other Subscribers, such sum being hereinafter referred to as the "Aggregate Allocation
        Points."

               (c) The aggregate earnings on the subscription proceeds held in the escrow account shall be allocated to each Subscriber in an amount equal to the net earnings on all subscription funds, multiplied by a fraction, the numerator of which shall be such Subscriber's Allocation Points, and the denominator of which shall be the Aggregate Allocation Points.

     6. Disputes Between Parties; Indemnification of Escrow Agent.  In the event
        ---------------------------------------------------------
        of a disagreement between Escrow Agent and the Company or in the event of a disagreement between the Company and a Subscriber, the Escrow Agent may in its discretion withhold action on its part until directed to proceed by written agreement of the parties to end such dispute or by an order of a court of competent jurisdiction; provided, however, that the Escrow Agent may in its discretion deposit the subject matter of the dispute with a court of competent jurisdiction. The Company agrees to indemnify the Escrow Agent and hold it harmless from and against any costs and expenses incurred by Escrow Agent in connection with any dispute between the Company and a Subscriber or in connection with any dispute between Escrow Agent and a Subscriber or actions taken by any third party involving Escrow Agent or the monies deposited with Escrow Agent as aforesaid, including, but not limited to reasonable attorneys' fees. Provided, however, that the Company shall not be liable to Escrow Agent as a result of successful actions brought against Escrow Agent based on Escrow Agent's failure to perform pursuant to the terms of this Agreement.

     7. Liability of Escrow Agent.  In performing any of its duties hereunder,
        -------------------------
        Escrow Agent shall not incur any liability for damages, losses or expenses except by its breach of this Agreement or by its gross negligence or willful default, and it shall accordingly not incur any such liabilities with respect to (a) any action taken or refrained from being taken in good faith, either with or without advice of counsel, with respect to any question relating to the duties or responsibilities of Escrow Agent under this Agreement, or (b) any action taken or refrained from being taken in reliance upon any instrument, not only as to its due execution, validity, effectiveness and/or its provisions, but also as to the truth and accuracy of any information contained therein which Escrow Agent in good faith believes to be genuine and to have been presented by the proper person(s). Escrow Agent shall not be obligated or required affirmatively to commence any action against the Company or any Subscriber or to defend any action that the Company, a Subscriber or any other person might bring.

     8. Removal of Escrow Agent.  Escrow Agent agrees that the Company may
        -----------------------
        elect to remove it as escrow agent hereunder by mutual agreement at any time upon thirty days written notice to Escrow Agent, and substitute a bank or a trust company therefor, in which event Escrow Agent, upon receipt of written notice thereof, shall account for and deliver to such substituted escrow agent all funds and obligations held by it, less any amounts then due and unpaid to it for fees and expenses as herein provided and Escrow Agent shall thereafter be discharged from all further liability hereunder.

     9. Resignation of Escrow Agent.  Escrow Agent may resign as escrow agent
        ---------------------------
        hereunder only for cause upon thirty days written notice to the Company. The Company shall select a successor escrow agent. The Escrow Agent, upon receipt of written notice of designation of a successor escrow agent, shall account for and deliver to such successor escrow agent all funds and obligations held by it, less any amounts then due and unpaid to it for fees and expenses as herein provided, and Escrow Agent shall thereafter be discharged from any further liability hereunder. If the Company does not select a successor escrow agent within ninety days of the Escrow Agent's written notice of resignation, Escrow Agent, after prior written notice to the Company, may account for and deliver to a court of competent jurisdiction all funds and obligations held by it, less any amount then due and unpaid to it for fees and expenses as herein provided and reasonable attorney fees, and Escrow Agent shall thereafter be discharged from all further liability hereunder.

    10. Investment of Escrow Funds.  Unless and until otherwise instructed by
        --------------------------
        the Company, the Escrow Agent shall by means of a "sweep" or other automatic investment program invest all collected funds deposited on behalf of Subscribers in blocks of $10,000 in federal funds. Interest and other earnings shall start accruing on such funds as soon as such funds would be deemed to be available for access under applicable banking laws and pursuant to the Escrow Agent's own banking policies. The Company may instruct the Escrow Agent to invest all collected funds deposited on behalf of Subscribers in one or more short-term United States Treasury securities, banker's acceptances, federal funds, insured certificates of deposit issued by the Escrow Agent, insured money market accounts including those of the Escrow Agent, and/or money market trusts for short-term obligations of the United States Government and its agencies and instrumentalities, including any such trusts for which the Escrow Agent may act as an Investment Advisor. Provided, however, that Escrow Agent shall not invest funds in any investments which would mature after the Expiration Date. In the event any check of a Subscriber is returned for insufficient funds or other reason to the Escrow Agent after deposit by Escrow Agent, Escrow Agent shall promptly return the check to the Company, along with all other subscription documents relating to such check, to take whatever action as the Company deems necessary.

    11. Compensation of Escrow Agent; Liability of the Company.  The Company
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        shall be responsible for the compensation of the Escrow Agent in the normal administration of its responsibilities and duties hereunder. The Company shall pay the Escrow Agent a fee of $2,000 for its services hereunder. The escrow account will accrue a service charge of $15.00 per month. In addition, a $20.00 per check fee will be charged if the escrow account has to be refunded to Subscribers as contemplated by paragraph 2 above. All fees shall be payable to Escrow Agent upon the release of the escrowed funds. Prior to disbursing the escrowed funds to the Company, the Escrow Agent shall deduct all fees relating to the escrow account from the earnings on the escrow funds. In the event Escrow Agent is required to refund amounts to Subscribers, Escrow Agent is not authorized to deduct any such fees from amounts to be paid to Subscribers. To the extent that any portion of the compensation of the Escrow Agent has been agreed to by any separate agreement, such separate agreement shall control, to the extent so intended.

    12. Notices.  Any notices or items to be delivered hereunder shall be
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        deemed properly given or done if mailed by certified mail, postage prepaid, to the parties at the
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        following designated addresses:


        As to the Company:

               Ronnie Austin, President
               Community Trust Financial Services Corporation
               3844 Atlanta Highway
               Hiram, Georgia 30141

        As to the Escrow Agent:

               William R. Burkett
               Senior Vice President
               The Bankers Bank
               2410 Paces Ferry Road
               600 Paces Summit
               Atlanta, Georgia 30339

    13. Deliveries, Returns and Payments to Subscribers.  All deliveries,
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        returns and payments, other than payments made to a Subscriber pursuant to Sections 4 and 5 above and returns in connection with the Company's revocation of any accepted subscription, shall be mailed by regular mail to the Subscriber at the address set forth in the Subscription Agreement. Any such returns and payments shall be by bank check of the Escrow Agent drawn on the escrow account. All payments or refunds to Subscribers pursuant to paragraphs 4 and 5 above or in connection with the revocation of any accepted subscriptions shall be made to each appropriate Subscriber at the address set forth on each such Subscriber's Subscription Agreement.

    14. Limitation of Duties.  The Escrow Agent undertakes to perform only such
        --------------------
        duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Company hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth, and hereby agrees that in making the Offering, there shall be no representation or implication that the Escrow Agent, by serving as escrow agent hereunder or otherwise, has investigated the desirability or advisability of investment in the Shares of the Company or has approved, endorsed or passed upon the merits of the investment, nor shall the name of the Escrow Agent be used in any manner whatsoever in connection with the offer or sale of the Shares of the Company other than by acknowledgment that it has agreed to serve as Escrow Agent for the limited purposes herein set forth.

    15. Successors and Assigns.  This Agreement shall inure to the benefit of,
        ----------------------
        and be binding upon, the parties hereto and their respective successors and assigns.
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    16. Governing Law; Severability.  This Agreement shall be construed and
        ---------------------------
        enforced in accordance with the laws of the State of Georgia without giving effect to principles of conflict of law. The provisions of this Agreement are severable, and the invalidity of any one or more provisions shall not be deemed to invalidate the remainder.

    17. Entire Agreement.  This Agreement constitutes the entire agreement
        ----------------
        between the parties hereto with respect to transactions contemplated herein and it supersedes all prior discussions, understandings or agreements between said parties.

    18. Headings.  The headings of the sections and paragraphs of this Escrow
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        Agreement are inserted for convenience only and shall not be deemed to constitute part of this Escrow Agreement or to affect the construction thereof.

    19. Counterparts.  This Escrow Agreement may be executed in any number of
        ------------
        counterparts, each of which shall be deemed to be an original; but such counterparts, together, shall constitute only one instrument.


     IN WITNESS WHEREOF, the undersigned have set their hands and seals this 11th day of May, 1998.


                                         COMPANY

                                         COMMUNITY TRUST FINANCIAL
                                         SERVICES CORPORATION


                                         By: /s/ Ronnie Austin
                                             ---------------------------------
                                             Ronnie Austin, President


                                         ESCROW AGENT

                                         THE BANKERS BANK


                                         By: /s/ William R. Burkett
                                             ---------------------------------
                                             William R. Burkett, Senior Vice
                                             President